Exhibit 99.1

NEWS RELEASE

COMPUWARE CORPORATION                                            COMPUWARE[LOGO]
Corporate Headquarters
31440 NORTHWESTERN HIGHWAY o FARMINGTON HILLS, MICHIGAN
48334-2564 (248) 737-7300

For Immediate Release

May 7, 2003

                Compuware Corporation Releases Fourth Quarter and
                       Fiscal Year 2003 Financial Results;
                 Announces $125 Million Stock Repurchase Program

DETROIT--May 7, 2003--Compuware Corporation (NASDAQ: CPWR) today announced financial results for its fourth quarter and fiscal year ended March 31, 2003. The company also announced that its Board of Directors approved a $125 million stock repurchase program.

Fourth Quarter Fiscal 2003 Results

Compuware reports fourth quarter revenues of $337.6 million, compared to revenues of $408.5 million in the fourth quarter last fiscal year. Net income in the quarter was $21.4 million, compared to a loss of $335.9 million in the comparable quarter last fiscal year. Earnings per share (diluted computation) were 6 cents, compared to a loss of 90 cents in the same quarter last year, based upon 379.2 million and 373.8 million shares outstanding, respectively.

During the company's fourth quarter, software license fees were $77.8 million. Maintenance fees were $103.1 million. Revenue from professional services was $156.7 million.

Fiscal Year 2003 Results

During the fiscal year ended March 31, 2003, revenues were $1.375 billion, compared with $1.741 billion in fiscal 2002. Net income was $103.1 million for fiscal 2003, compared with a loss of $245.3 million in the previous fiscal year. Earnings per share (diluted computation) were 27 cents, compared with a loss of 66 cents in the prior fiscal year, based upon 378.4 and 371.8 million shares outstanding, respectively.

During the year, software license fees were $295.7 million, compared with $417.6 million in fiscal year 2002. Maintenance revenue was $412.2 million versus $433.8 million in the previous fiscal year. Professional services fees for fiscal year 2003 were $667.4 million compared to $889.2 million in fiscal year 2002.


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Page 2
Compuware Corporation Releases Fourth Quarter and Fiscal Year 2003 Financial Results; Announces $125 Million Stock Repurchase Program
May 7, 2003

$125 Million Stock Repurchase Plan Announced

The company's Board of Directors has authorized the repurchase of up to $125 million in the company's Common Stock. The company will purchase stock on the open market, through negotiated or block transactions, from time-to-time based upon market and business conditions.

"Compuware is looking forward to a new fiscal year," said Compuware Chairman and CEO Peter Karmanos, Jr. "We feel very positive that the market is going to change and that we are as well positioned as at any time in the last decade to take advantage of any upturns." Continuing, Karmanos said: "Recent market conditions have created an opportunity to reiterate our confidence in the company and its future by repurchasing stock while we continue to evaluate other means of investing in the company's growth and returning value to shareholders."

Fourth Quarter Fiscal Year 2003 Highlights

During the fourth quarter, Compuware:

o Released our latest version of OptimalJ. Compuware OptimalJ provides organizations that are adopting Java 2 Enterprise Edition (J2EE) applications a way to accelerate the development, integration and maintenance of these applications. Enhancements included in OptimalJ 2.2 create a competitive advantage for users by simplifying a wide variety of pressing IT challenges.

o Announced that Sun Microsystems can now use OptimalJ to accelerate enterprise development projects for its customers using J2EE. Compuware will also incorporate Sun's J2EE Patterns into OptimalJ, giving Sun's consultants a new, more powerful tool they can use to quickly develop J2EE technology-based applications for their clients.

o Unveiled Vantage 8.5, which includes a new, web-based interface that provides the ability to conveniently manage an entire enterprise from a single console. The Vantage 8.5 release offers an integrated suite of tools for sharing critical performance data and eliminating costly downtime.

o Made enhancements to NetworkVantage, the Vantage suite's application traffic analysis tool. NetworkVantage now enables network engineers and managers to monitor and report on ATM traffic, helping organizations minimize their Wide Area Network costs.

o Released the latest version of our load-testing solution, QACenter Performance Edition, this quarter. QACenter helps organizations prevent costly application failures, and the latest version includes improved scripting, enhanced test scripts and other features that help improve productivity.

Compuware Corporation

Compuware Corporation, a multi-billion dollar company, provides business value through software and professional services that optimize productivity and reduce costs across the application life cycle. Meeting the rapidly changing needs of businesses of all sizes, Compuware's market-leading solutions improve the quality, ease the integration and enhance the performance of distributed, e-business and enterprise software. For more information about Compuware, please contact the corporate offices at 800-521-9353. You may also visit Compuware on the World Wide Web at http://www.compuware.com/.

                                      ###

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Page 3
Compuware Corporation Releases Fourth Quarter and Fiscal Year 2003 Financial Results; Announces $125 Million Stock Repurchase Program
May 7, 2003

Press contact:

Lisa Elkin, Vice President, Investor Relations and Corporate Communications, 248-737-7345


Certain statements in this release that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In Thousands, Except Per Share Data)

                                                                         QUARTER ENDED                    TWELVE MONTHS ENDED
                                                                            MARCH 31,                           MARCH 31,
                                                                   ---------------------------       ------------------------------
                                                                      2003             2002              2003               2002
                                                                   ---------        ---------        -----------        -----------
REVENUES:
  Software license fees                                            $  77,787        $ 109,477        $   295,720        $   417,631
  Maintenance fees                                                   103,086          106,401            412,176            433,751
  Professional services fees                                         156,735          192,650            667,444            889,162
                                                                   ---------        ---------        -----------        -----------
       Total revenues                                                337,608          408,528          1,375,340          1,740,544
                                                                   ---------        ---------        -----------        -----------
OPERATING EXPENSES:
  Cost of software license fees                                        7,660            8,621             30,740             34,102
  Cost of professional services                                      146,743          203,750            611,644            840,149
  Technology development and support                                  35,383           42,315            143,289            164,280
  Sales and marketing                                                 69,461           76,462            264,012            294,496
  Administrative and general                                          52,126           45,699            191,131            207,166
  Goodwill amortization and impairment                                                387,710                               426,344
  Restructuring costs                                                                  46,930                                46,930
                                                                   ---------        ---------        -----------        -----------
       Total operating expenses                                      311,373          811,487          1,240,816          2,013,467
                                                                   ---------        ---------        -----------        -----------

INCOME (LOSS) FROM OPERATIONS                                         26,235         (402,959)           134,524           (272,923)
                                                                   ---------        ---------        -----------        -----------

OTHER INCOME (EXPENSE):
  Interest and investment income                                       6,894            8,172             27,791             29,504
  Interest and other expense                                            (738)          (2,270)            (6,100)            (7,428)
                                                                   ---------        ---------        -----------        -----------
       Total other income                                              6,156            5,902             21,691             22,076
                                                                   ---------        ---------        -----------        -----------

INCOME (LOSS) BEFORE INCOME TAXES                                     32,391         (397,057)           156,215           (250,847)

INCOME TAX PROVISION (BENEFIT)                                        11,013          (61,152)            53,113             (5,592)
                                                                   ---------        ---------        -----------        -----------

NET INCOME (LOSS)                                                  $  21,378        $(335,905)       $   103,102        $  (245,255)
                                                                   =========        =========        ===========        ===========

DILUTED EPS COMPUTATION
Numerator:  Net income (loss)                                      $  21,378        $(335,905)       $   103,102        $  (245,255)
                                                                   ---------        ---------        -----------        -----------
Denominator:
  Weighted-average common shares outstanding                         378,371          373,814            377,028            371,786
  Dilutive effect of stock options                                       816                               1,412
                                                                   ---------        ---------        -----------        -----------
  Total shares                                                       379,187          373,814            378,440            371,786
                                                                   ---------        ---------        -----------        -----------
Diluted EPS                                                        $    0.06        $   (0.90)       $      0.27        $     (0.66)
                                                                   =========        =========        ===========        ===========

Note: Certain amounts in the prior period have been reclassified to conform to the March 31, 2003 presentation.

Note: Effective April 1, 2002, in accordance with FASB 142, the goodwill balance will no longer be amortized on a monthly basis. Instead, it will be tested at least annually for impairment. Exclusive of amortization and impairment of goodwill in fiscal 2002, the net loss in the fourth quarter of last year would have been $3,796, or negative 1 cent per share (diluted computation). Net income for fiscal 2002 would have been $120,468, or 31 cents per share (diluted computation).

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)

                                                                                      AS OF MARCH 31,
                                                                                ---------------------------
                                    ASSETS
                                                                                    2003            2002
                                                                                -----------     -----------
CURRENT ASSETS:
  Cash and cash equivalents                                                     $   319,466     $   233,305
  Investments                                                                       156,737         133,503
  Accounts receivable                                                               515,819         609,579
  Deferred tax asset, net                                                            30,605          41,811
  Income taxes refundable, net                                                       10,853          27,687
  Prepaid expenses and other current assets                                          16,951          16,954
                                                                                -----------     -----------
          Total current assets                                                    1,050,431       1,062,839
                                                                                -----------     -----------

INVESTMENTS                                                                          95,095          55,566
                                                                                -----------     -----------

PROPERTY AND EQUIPMENT, LESS ACCUMULATED
  DEPRECIATION AND AMORTIZATION                                                     386,678         199,365
                                                                                -----------     -----------

CAPITALIZED SOFTWARE, LESS ACCUMULATED
  AMORTIZATION                                                                       54,514          68,998
                                                                                -----------     -----------

OTHER:
  Accounts receivable                                                               260,735         306,751
  Deferred tax asset, net                                                            20,174          44,884
  Goodwill, net                                                                     212,288         211,792
  Other                                                                              42,770          43,743
                                                                                -----------     -----------
          Total other assets                                                        535,967         607,170
                                                                                -----------     -----------

TOTAL ASSETS                                                                    $ 2,122,685     $ 1,993,938
                                                                                ===========     ===========

                    LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                              $    37,588     $    28,646
  Accrued expenses                                                                  134,579         186,477
  Deferred revenue                                                                  296,998         341,024
                                                                                -----------     -----------
          Total current liabilities                                                 469,165         556,147

DEFERRED REVENUE                                                                    299,079         218,624

ACCRUED EXPENSES                                                                     22,750          29,316
                                                                                -----------     -----------
          Total liabilities                                                         790,994         804,087
                                                                                -----------     -----------

SHAREHOLDERS' EQUITY:
  Common stock                                                                        3,824           3,758
  Additional paid-in capital                                                        704,190         676,617
  Retained earnings                                                                 631,906         528,804
  Accumulated other comprehensive loss                                               (8,229)        (19,328)
                                                                                -----------     -----------
          Total shareholders' equity                                              1,331,691       1,189,851
                                                                                -----------     -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $ 2,122,685     $ 1,993,938
                                                                                ===========     ===========

                       COMPUWARE CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (In Thousands)

                                                                           TWELVE MONTHS ENDED
                                                                                MARCH 31,
                                                                        -------------------------
                                                                           2003            2002
                                                                        ---------       ---------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Net income (loss)                                                     $ 103,102       $(245,255)
  Adjustments to reconcile net income (loss) to cash provided by operations:
      Goodwill amortization and impairment                                426,344
      Depreciation and amortization                                        53,808          63,619
      Tax benefit from exercise of stock options                              152           8,384
      Issuance of common stock to ESOP                                      9,425          10,657
      Acquisition tax benefits                                              7,056           6,854
      Deferred income taxes                                                35,916         (75,485)
      Other                                                                14,780           3,589
      Net change in assets and liabilities, net of effects from
        acquisitions:
        Accounts receivable                                               139,776         145,647
        Prepaid expenses and other current assets                          (2,106)            681
        Other assets                                                          (32)          2,595
        Accounts payable and accrued expenses                             (37,819)         20,578
        Deferred revenue                                                   36,429          36,240
        Income taxes                                                       16,834         (17,659)
                                                                        ---------       ---------
             Net cash provided by operating activities                    377,321         386,789
                                                                        ---------       ---------

CASH FLOWS USED IN INVESTING ACTIVITIES:
  Purchase of:
      Property and equipment:
           Headquarters facility                                         (219,071)        (81,644)
           Other                                                           (6,222)         (8,784)
      Capitalized software                                                (11,369)        (13,300)
  Investments:
      Proceeds from maturity                                              201,938         221,716
      Purchases                                                          (267,502)       (210,784)
                                                                        ---------       ---------
             Net cash used in investing activities                       (302,226)        (92,796)
                                                                        ---------       ---------

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
  Net proceeds from exercise of stock options                               1,503          16,148
  Contribution to stock purchase plans                                      9,563           6,999
  Proceeds from sale of warrant                                             2,825
  Payments on long term debt                                             (140,000)
                                                                        ---------       ---------
             Net cash provided by (used in) financing activities           11,066        (114,028)
                                                                        ---------       ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                  86,161         179,965

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                          233,305          53,340
                                                                        ---------       ---------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                              $ 319,466       $ 233,305
                                                                        =========       =========

Note: Certain amounts in prior periods have been reclassified to conform to the current presentation.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                             OPERATIONAL HIGHLIGHTS
                          (dollar amounts in thousands)

                                                                 QUARTER ENDED
                                                          --------------------------------
                                                          MARCH 31,           DECEMBER 31,
                                                            2003                  2002                % Change
                                                          ---------           ------------            --------
License Fees:
 Distributed Product License Fees
  DevPartner                                              $  5,878              $  5,900                 (0.4%)
  File-AID Client/Server                                       610                   381                 60.1%
  QACenter                                                   5,907                 4,997                 18.2%
  UNIFACE and Optimal                                        6,575                 3,472                 89.4%
  Vantage                                                    7,643                11,090                (31.1%)
                                                          --------              --------
 Total Distributed Product License Fees                     26,613                25,840                  3.0%
 Mainframe Product License Fees                             51,174                47,921                  6.8%
                                                          --------              --------
Total License Fees                                          77,787                73,761                  5.5%

Maintenance Fees                                           103,086               100,359                  2.7%
                                                          --------              --------
Total Products Revenue                                    $180,873              $174,120                  3.9%
                                                          ========              ========

Total Mainframe Products Revenue                          $138,242              $133,097                  3.9%
Total Distributed Products Revenue                        $ 42,631              $ 41,023                  3.9%

Total Products Revenue by Geography
  North America                                           $ 98,926              $ 99,603                 (0.7%)
  International                                           $ 81,947              $ 74,517                 10.0%

Product Releases
  Mainframe                                                     26                    13                100.0%
  Distributed                                                   19                    18                  5.6%

Total Costs of Software Products                          $112,504              $108,623                  3.6%

Professional Services

Professional Services Revenue                             $156,735              $159,019                 (1.4%)
  Operating Margin                                                                   6.4%                 8.7%
  Billable Headcount                                         5,164                 5,293                 (2.4%)
Total Company Headcount                                      9,356                 9,430                 (0.8%)